                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            ------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): AUGUST 28, 1998





                              AVIATION GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


TEXAS                             0-10124                             75-2631373
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)  (IRS Employer
 incorporation or organization)                              Identification No.)



700 N. PEARL STREET, SUITE 2170
         DALLAS, TEXAS                                               75201
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code (214) 922-8100.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  On August 28, 1998, Aviation Group, Inc., a Texas corporation (the "Company"), acquired all of the outstanding stock of General Electrodynamics Corporation, a Texas corporation ("GEC") and an $86,000 promissory note owed by GEC to its former shareholder. As consideration for the acquisition, the Company issued a total of 112,029 shares of Common Stock to GEC's sole shareholder. The Company assumed approximately $982,000 in aggregate bank indebtedness owed by GEC as a part of the acquisition. The Company also agreed to remit to the former shareholder, if and when received, up to $300,000 of any collections, net of direct expenses, received by GEC after the acquisition under certain government contracts.

         GEC is located in Arlington, Texas. GEC manufactures, repairs and sells precision weight measurement devices for the aviation and transportation industries and is an FAA-approved repair station licensed for aircraft weight and balance.

         The services offered by GEC include build-to-print electronics; weight measurement and enforcement; commercial weighing devices; contract aircraft weighing services and design, fabrication and assembly of commercial electromechanical devices. GEC's principal products include highway and vehicle scales, stain sensors and monitors, digital force indicators and ground fault isolation testers.

         In connection with the acquisition, Mr. Thomas Smith, the former indirect beneficial owner of GEC, was appointed as a director and the President and Chief Operating Officer of the Company. Mr. Lee Sanders, the former President of the Company, continues to serve as the Chairman and Chief Executive Officer of the Company.

         Thomas J. Smith, the new President and Chief Operating Officer of the Company, purchased GEC in September 1995 and became its President at that time. Mr. Smith previously served as President and Chief Executive Officer of Fairchild Aircraft, President and Chief Executive Officer of Morrison Knudsen Rail Systems, President of Mooney Aircraft, and Senior Vice President-Operations for Fokker Aircraft.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Financial Statements of the Businesses Acquired. The audited financial statements of GEC required by this Item 7(a) are not yet available. The Company expects that the audited financial statements of GEC will be completed and filed by amendment to this Form 8-K Current Report within 75 days after the date of this Form 8-K Current Report.

                  (b) Pro Forma Financial Information. The pro forma financial statements of the Company required by this Item 7(b) are not yet available. The Company expects that the pro forma financial statements will be completed and filed by amendment to this Form 8-K Current Report not later than 75 days after the date of this Form 8-K Current Report.

                  (c) Exhibits.

Exhibit No.       Description

        2.1 Stock Purchase Agreement dated as of August 28, 1998 among Aviation Group, Inc., General Electrodynamics Corporation, Omega Management Corporation and Thomas J. Smith (schedules and exhibits are omitted but will be provided to the Commission upon request).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 10, 1998.


                                  AVIATION GROUP, INC.



                                  By:      /s/    RICHARD L. MORGAN
                                     -------------------------------------------
                                           Richard L. Morgan, Executive Vice
                                           President and Chief Financial Officer

                                 EXHIBIT INDEX

    EXHIBIT NO.                  DESCRIPTION
    -----------                  -----------

        2.1 Stock Purchase Agreement dated as of August 28, 1998 among Aviation Group, Inc., General Electrodynamics Corporation, Omega Management Corporation and Thomas J. Smith (schedules and exhibits are omitted but will be provided to the Commission upon request).